1
EXHIBIT

32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906

of the Sarbanes-Oxley Act

of 2002 (subsections (a) and

(b) of Section 1350, Chapter 63

of Title 18, United
States

Code),

the

undersigned

officer

of

First

BanCorp.,

a

Puerto

Rico

corporation

(the

“Company”),

does

hereby

certify,

to

such
officer’s knowledge, that:

The Quarterly

Report on

Form 10-Q for

the quarter ended

March 31,

2022 (the

“Form l0-Q”) of

the Company

fully complies with
the requirements

of section

l3(a) or

15(d) of

the Securities

Exchange Act

of 1934

and information

contained in

the Form

10-Q fairly
presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2022 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer